15. Finance leases	12 Months Ended
Dec. 31, 2018
Finance Leases
Finance leases

Leases in which the Company, as the lessee, substantially holds all of the risks and benefits of ownership, are classified as financial leases, which are capitalized at the beginning of the lease at the lower of the fair value of the leased item and the present value of the payments provided for in the agreement. Interest related to the leases is taken to income as financial costs over the term of the contract.

The subsidiary entered into tower lease agreements, as a lessee, arising from a sale and financial leaseback operation involving the sale of an asset and the concomitant lease of the same asset by the purchaser to the seller.

The subsidiary recognized a liability corresponding to the present value of the compulsory minimum installments under the agreement.

Leases in which the Company, as lessor, substantially transfers the risks and benefits of the ownership to the other party (the lessee) are classified as financial leases. These lease values are transferred from the intangible assets of the Company and are recognized as a lease receivable at the lower of the fair value of the leased item and/or the present value of the receipts provided for in the agreement. Interest related to the lease is taken to income as financial income over the contractual term.

Asset leases are financial assets registered and/or measured at amortized cost.

Assets

	2018	2017

LT Amazonas	208,049	205,331
	208,049	205,331

Current portion	(22,491)	(19,773)
Non-current portion	185,558	185,558

LT Amazonas

As a result of the agreement entered into with LT Amazonas, the subsidiary entered into network infrastructure sharing agreements with Telefônica Brasil S.A. Under these agreements, the subsidiary and Telefônica Brasil S.A. make joint investments in the Northern region of Brazil. The subsidiary has receivables against Telefônica Brasil S.A. that have to be paid on a monthly basis for a period of 20 years. These amounts are annually restated by IPC-A. The consolidated nominal amount of future installments receivable by the subsidiary is R$499,823.

The table below includes the schedule of cash receipts for the agreement currently in force. The amounts represent the cash receipts estimated in the signed agreements, and are stated at their nominal amounts. It is worthwhile noting that these balances differ from those shown in the books since, in the case of the latter, the amounts are shown at their present value:

Nominal amount		Present value
Up to December 2019	23,049	22,491
January 2020 to December 2023	104,871	38,594
January 2024 onwards	360,767	146,964
	488,687	208,049

The present value of installments receivable is R$208,049 (R$205,331 as at December 31, 2017), of which R$185,558 is principal and R$22,491 is interest accrued up to December 31, 2018. These amounts were estimated as at the date of execution of agreements entered into with the transmission companies, projecting future cash receipts discounted at 12.56% per annum.

Liabilities

	2018	2017

LT Amazonas (i)	359,987	351,063
Sale of Towers (leaseback) (ii)	1,501,695	1,466,895
Other (iii)	78,392	69,214
	1,940,074	1,887,172

Current portion	(205,048)	(176,925)
Non-current portion	1,735,026	1,710,247

i) LT Amazonas

The subsidiary executed agreements for the right to use the infrastructure of companies that operate electric power transmission lines in Northern Brazil (“LT Amazonas”). The terms of these agreements are for 20 years, counted from the date on which the assets are ready to operate. The contracts provide for monthly payments to the electric power transmission companies, restated annually at the IPCA.

The table below presents the future payment schedule for the agreements in force. These amounts represent the estimated disbursements under the agreements executed with distributors, and are shown at their nominal amounts. These balances differ from those shown in the books since, in the case of the latter, the amounts are shown at present value:

	Nominal amount	Present value

Up to December 2019	43,779	38,255
January 2020 to December 2023	199,193	64,391
January 2024 onwards	685,498	257,341
	928,470	359,987

The consolidated nominal value of future installments due from the subsidiary is R$928,470. Its present value is R$359,987, composed of R$313,001 of principal and R$46,986 of interest as at December 31, 2018, was estimated on the date on which the agreements were signed with the transmission companies by projecting the future payments and discounting these at 14.44% per annum. Additionally, the right to use balance of LT Amazonas also includes R$70,759 related to investments in property, plant and equipment made by the subsidiary and subsequently donated to the electric power transmission companies. These donations are already included in the contract signed by the parties.

ii) Sale and Leaseback of Towers

The subsidiary entered into two Sales Agreements with American Tower do Brasil Cessão de Infraestruturas Ltda. (“ATC”) in November 2014 and January 2015 for up to 6,481 telecommunications towers then owned by TIM Celular, for an amount of approximately R$3 billion, and a Master Lease Agreement (“MLA”) for part of the space on these towers for a period of 20 years from the date of transfer of each tower, under a sale and leaseback transaction, with a provision for monthly rental amounts depending on the type of tower (greenfield or rooftop). The sales agreements provide for the towers to be transferred in tranches to ATC, due to the need to meet certain conditions precedent.

In total, 5,873 transfers of towers occurred, being 54, 336 and 5,483 in the years 2017, 2016 and 2015, respectively. This transaction resulted in a sales amount of R$2,651,247, of which R$1,088,390 was booked as deferred revenue and will be amortized over the period of the contract (Note 22).

The discount rate used in the transaction was determined on the basis of observable market transactions that the Company (the lessee) would have to pay under a similar lease or loan, as mentioned below.

The table below includes the schedule of payments of the agreement in force in relation to the MLA. The amounts represent the disbursements estimated in the agreement signed with ATC, stated at their nominal amounts. It should be noted that these balances differ from those shown in the books since, in the case of the latter, the amounts are shown at their present values:

	Nominal amount	Present value

Up to December 2019	178,994	146,792
January 2020 to December 2023	810,060	330,278
January 2024 onwards	3,484,135	1,024,625
	4,473,189	1,501,695

The consolidated nominal amount of the sum of future installments payable by the subsidiary is R$4,473,189. The present value is R$1,501,695, of which R$1,354,903 was principal and R$146,792 was interest as at December 31, 2018. The present value was estimated by projecting future payments discounted at the discount rates used on the transaction date, ranging from 11.01% to 17.08% per annum, and which were determined on the basis of observable market transactions that the Company (the lessee) would have to pay under a similar lease and/or loan.

iii) Substantially represented by the financial leases of new transmission towers.